                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                GLAMIS GOLD LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               G. Barry Finlayson
                         LANG MICHENER LAWRENCE & SHAW
                           Barristers and Solicitors
                               1500 Royal Centre
                            1055 West Georgia Street
                                 P.O. Box 11117
                              Vancouver BC V6E 4N7

                      Direct Telephone No.: (604) 691-7465
                           Facsimile: (604) 685-7084
                           E-mail: bfinlays@lmls.com
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                GLAMIS GOLD LTD.
                            5190 NEIL ROAD, SUITE 310
                               RENO, NEVADA 89502

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting (the "Meeting") of Shareholders of GLAMIS GOLD LTD. (the "Company") will be held at The Fairmont Royal York Hotel, 100 Front Street West, Toronto, Ontario, on Wednesday, May 3, 2001 at 1:30 p.m., local time, for the following purposes:

1.       To receive the report of the directors of the Company.

2. To receive and consider the consolidated financial statements of the Company for its fiscal period ended December 31, 2000 and the report of the auditor thereon.

3.       To elect directors of the Company for the ensuing year.

4. To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration.

5. To consider any permitted amendment to or variation of any matter identified in this Notice.

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

An Information Circular and a copy of the Annual Report of the Company for the year ended December 31, 2000 accompany this Notice. The Information Circular contains details of matters to be considered at the Meeting. The Annual Report includes the consolidated financial statements and the auditor's report thereon.

A SHAREHOLDER WHO IS UNABLE TO ATTEND THE MEETING IN PERSON AND WHO WISHES TO ENSURE THAT SUCH SHAREHOLDER'S SHARES WILL BE VOTED AT THE MEETING IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND DELIVER IT BY HAND OR BY MAIL IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR.

DATED at Vancouver, British Columbia, March 16, 2001.

BY ORDER OF THE BOARD

"C. Kevin McArthur"
President & Chief Executive Officer

                                GLAMIS GOLD LTD.
                            5190 NEIL ROAD, SUITE 310
                           RENO, NEVADA, 89502 U.S.A.

                     INFORMATION CIRCULAR (PROXY STATEMENT)
                              AS AT MARCH 12, 2001


                                     SUMMARY

THIS INFORMATION CIRCULAR (PROXY STATEMENT) IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") TO BE HELD ON MAY 3, 2001 AT 1:30 P.M., LOCAL TIME, AT THE FAIRMONT ROYAL YORK HOTEL, 100 FRONT STREET WEST, TORONTO, ONTARIO, FOR THE FOLLOWING PURPOSES:

1.       To receive the report of the directors of the Company.

2. To receive and consider the consolidated financial statements of the Company for its fiscal period ended December 31, 2000 and the report of the auditor thereon.

3.       To elect directors of the Company for the ensuing year.

4. To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration.

5. To consider any permitted amendment to or variation of any matter identified in the Notice of Meeting.

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is anticipated that the mailing of the accompanying Notice of Annual General Meeting and this Information Circular (Proxy Statement) to shareholders will commence on March 19, 2001.

Dollar amounts stated herein are in U.S. dollars unless otherwise stated.

Pursuant to section 111 of the Company Act (British Columbia), advance notice of the Meeting was published in the Vancouver Sun newspaper on March 7, 2001 and filed with The Toronto Stock Exchange, the British Columbia Securities Commission and the Ontario Securities Commission.


                            GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

The solicitation of proxies will be primarily by the mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees. All solicitation costs will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the accompanying form of proxy are the Chairman of the Board of Directors of the Company and the President and Chief Executive Officer of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY. A FORM OF PROXY WILL NOT BE VALID UNLESS IT IS COMPLETED AND DELIVERED TO THE OFFICE OF COMPUTERSHARE TRUST COMPANY OF CANADA BY FAX TO (604) 683-3694 OR BY MAIL OR BY HAND TO 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3B9, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

A shareholder who has given a proxy may revoke it by an instrument in writing delivered either to Computershare Trust Company of Canada as specified above or to the registered office of the Company by fax to (604) 685-7084 or by mail or by hand to 1500, 1055 West Georgia Street, P.O. Box 11117, Vancouver, British Columbia, Canada, V6E 4N7, at any time up to and including the last business day that precedes the day of the Meeting or, if adjourned, any reconvening thereof, or in any other manner provided by law. In addition, a revocation of a proxy does not affect any matter on which a vote has been taken before the revocation.

REGISTERED AND UNREGISTERED SHAREHOLDERS

Registered shareholders may vote the shares they hold in the Company either by attending the Meeting in person or, if they do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this Information Circular.

Unregistered shareholders, being persons whose holdings of shares of the Company are registered in the name of a stockbroker or financial intermediary (each an "Intermediary"), must follow special procedures if they wish to vote at the Meeting. To vote in person at the Meeting, an unregistered shareholder must insert his or her name in the space provided for in the form of proxy for the appointment of a person, other than the persons named in the proxy, as proxyholder and have the proxy signed by the Intermediary. In such case, the unregistered shareholder attends as a proxyholder for their own shareholdings and will be subject to the same limitations as any other proxyholder in voting shares (see "Exercise of Discretion"). If the unregistered shareholder does not plan to attend the Meeting, the unregistered shareholder can vote by proxy, by following the instructions included on the proxy and provided to the unregistered shareholder by the relevant Intermediary. In either case, the proxy must be delivered in the manner provided for in this Information Circular or as instructed by the shareholder's Intermediary. AN UNREGISTERED SHAREHOLDER WHO DOES NOT FOLLOW THE INSTRUCTIONS FOR DELIVERY OF THE RELEVANT FORM OF PROXY AND WHO ATTENDS THE MEETING WILL NOT BE ENTITLED TO VOTE AT THE MEETING.

EXERCISE OF DISCRETION

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholders on any ballot that may be called for. The proxy confers discretionary authority upon the nominees named therein with respect to:

         (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of auditors and the election of directors;

         (b)  any amendment to or variation of any matter identified therein;
              and

         (c)  any other matter that may properly come before the Meeting.

IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THE FORM OF PROXY, THE NOMINEES NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE SHARES REPRESENTED BY THE PROXY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED IN THE PROXY.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter is properly brought before the Meeting, each nominee intends to vote thereon in accordance with his best judgment.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

As of March 12, 2001, the Company had outstanding 70,637,882 fully paid and non-assessable common shares ("Shares") without par value, each Share carrying the right to one vote.

Only shareholders of record at the close of business on March 15, 2001, who either personally attend the Meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Shares voted at the Meeting. A quorum for general meetings of shareholders is 2 persons being present in person or being represented by proxy, holding not less than one-twentieth of the issued Shares.

To the knowledge of the directors and senior officers of the Company, no person or corporation beneficially owns, directly or indirectly, or exercises control or direction over Shares carrying more than 5% of the voting rights attached to all outstanding Shares as at March 12, 2001, except as follows:


-------------------------------------------------------------------------------------------------------------
                              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-------------------------------------------------------------------------------------------------------------
                           NAME                             NUMBER OF COMMON SHARES       % OUTSTANDING
-------------------------------------------------------------------------------------------------------------

Various entities affiliated with Royal Bank Investment              4,655,495                  6.59%
Management Inc. (1)
     Royal Trust Tower, P.O. Box 121
     77 King Street West, Suite 3800
     Toronto, Ontario  M5K 1H1
-------------------------------------------------------------------------------------------------------------

(1)      As reported to the SEC on a Form 13G filed on February 14, 2001.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets out as of March 12, 2001, ownership of Shares by each Director and nominee for Director of the Company, each current executive officer of the Company and by all Directors and executive officers of the Company, who are such as at March 12, 2001, as a group, without naming them. All such Shares are directly owned by the person shown unless otherwise indicated by footnote.


------------------------------------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER                           AMOUNT OF COMMON SHARES AND NATURE OF    PERCENT OF
                                                           BENEFICIAL OWNERSHIP                CLASS
------------------------------------------------------------------------------------------------------------

A. Dan Rovig                                                     225,000 (1)                     *
------------------------------------------------------------------------------------------------------------
C. Kevin McArthur                                                320,000 (2)                     *
------------------------------------------------------------------------------------------------------------
James R. Billingsley                                             100,000 (3)                     *
------------------------------------------------------------------------------------------------------------
A. Ian S. Davidson                                               111,966 (4)                     *
------------------------------------------------------------------------------------------------------------
Jean Depatie                                                     102,000 (5)                     *
------------------------------------------------------------------------------------------------------------
Kenneth F. Williamson                                            108,500 (6)                     *
------------------------------------------------------------------------------------------------------------
Leonard Harris                                                   100,000 (7)                     *
------------------------------------------------------------------------------------------------------------
Charles A. Jeannes                                               180,000 (8)                     *
------------------------------------------------------------------------------------------------------------
David L. Hyatt                                                   141,000 (9)                     *
------------------------------------------------------------------------------------------------------------
Steven L. Baumann                                                142,500 (10)                    *
------------------------------------------------------------------------------------------------------------
James S. Voorhees                                                188,500 (11)                    *
------------------------------------------------------------------------------------------------------------
Cheryl S. Maher                                                  142,500 (12)                    *
------------------------------------------------------------------------------------------------------------
Directors and Executive Officers as a Group                    1,861,966 (13)                  2.64%
(12 persons)
------------------------------------------------------------------------------------------------------------

* less than 1%

Notes:

(1) Includes options exercisable within 60 days for the purchase of 200,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(2) Includes options exercisable within 60 days for the purchase of 200,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004 and 100,000 shares at a price of Cdn$3.00 per share on or before May 2, 2005.

(3) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price Cdn.$2.70 per share on or before March 9, 2004.

(4) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004 and 2,200 shares owned by spouse in trust.

(5) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(6) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.60 per share on or before March 28, 2004.

(7) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(8) Includes options exercisable within 60 days for the purchase of 125,000 shares at a price of Cdn.$2.60 per share on or before April 23, 2004 and 50,000 shares at a price of Cdn$3.00 per share on or before May 2, 2005.

(9) Includes options exercisable within 60 days for the purchase of 60,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004, 40,000 shares at a price of Cdn.$2.60 per share on or before April 23, 2004 and 40,000 shares at a price of Cdn$3.00 per share on or before May 2, 2005.

(10) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004 and 40,000 shares at a price of Cdn$3.00 per share on or before May 2, 2005.

(11) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn$2.80 per share on or before June 1, 2004 and 75,000 shares at a price of Cdn$3.00 per share on or before May 2, 2005.

(12) Includes options exercisable within 60 days for the purchase of 40,000 shares at a price of Cdn$2.50 per share on or before April 25, 2004, 60,000 shares at a price of Cdn$3.00 per share on or before February 28, 2005 and 40,000 shares at a price of Cdn$3.00 per share on or before May 2, 2005.

(13)     Includes options which are exercisable within 60 days.


                              ELECTION OF DIRECTORS

SIZE OF BOARD

The size of the Board of Directors is currently established at 7. It is proposed that the size of the Board of Directors remain at 7 persons for the ensuing year.

TERM OF OFFICE

The term of office of each of the current directors expires at the conclusion of the Meeting. The persons named below will be nominated for election at the Meeting as management's nominees. Each director elected at the Meeting or appointed by the Board of Directors to fill a vacancy on the Board of Directors thereafter will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act (British Columbia).

NOMINEES

The following table sets out the names and ages of management's nominees for election as director, all offices in the Company now held by each of them, the principal occupation, business or employment of each of them and the period of time during which each has been a director of the Company. Each of the nominees has consented in writing to stand for election as a director of the Company.


-----------------------------------------------------------------------------------------------------------------

   NAME, AGE, POSITION AND COUNTRY
            OF RESIDENCE              OCCUPATION, BUSINESS OR EMPLOYMENT(1)    PERIOD A DIRECTOR OF THE COMPANY
-----------------------------------------------------------------------------------------------------------------
  A. Dan Rovig, 62                   Independent Consultant; Director and      November 17, 1989 to August 15,
  Chairman and Director              Chairman of the Board of the Company      1997 and November 19, 1998 to
  U.S.A.                                                                       present.
-----------------------------------------------------------------------------------------------------------------
  C. Kevin McArthur, 46              President and Chief Executive Officer     January 1, 1998 to present.
  President, Chief Executive         of the Company.
  Officer and Director
  U.S.A.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

   NAME, AGE, POSITION AND COUNTRY
            OF RESIDENCE              OCCUPATION, BUSINESS OR EMPLOYMENT(1)    PERIOD A DIRECTOR OF THE COMPANY
-----------------------------------------------------------------------------------------------------------------
  James R. Billingsley, 78           Retired; former Vice-President,           August 18, 1986 to present.
  Director                           Administration of the Company.
  Canada
-----------------------------------------------------------------------------------------------------------------
  A. Ian S. Davidson, 59             Vice-President of RBC Dominion            June 28, 1994 to present.
  Director                           Securities Inc.
  Canada
-----------------------------------------------------------------------------------------------------------------
  Jean Depatie, 64
  Director                           President and Chief Executive Officer     December 12, 1997 to present.
  Canada                             of Gold Hawk Resources Inc.
-----------------------------------------------------------------------------------------------------------------
  Leonard Harris, 74                 Mining Consultant; President of B&H       April 28, 1999 to present.
  Director                           Mine Services (Peru)
  U.S.A.
-----------------------------------------------------------------------------------------------------------------
  Kenneth F. Williamson, 53          Independent Consultant                    April 28, 1999 to present.
  Director
  Canada
-----------------------------------------------------------------------------------------------------------------

Note:

(1) The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.

A. DAN ROVIG is currently a director and Chairman of the Board of Directors of the Company and has been such from November 19, 1998. He was a director and the President and Chief Executive Officer of the Company and its subsidiaries from November 17, 1989 to August 15, 1997 when he retired from these positions. He acted as a consultant to the Company until August 1998. Before joining the Company in September 1988, Mr. Rovig was an executive officer of British Petroleum Minerals Ltd, including its subsidiaries Amselco Minerals Inc. and BP Minerals America for five years.

C. KEVIN MCARTHUR has been a director, President and Chief Executive Officer of the Company since January 1, 1998. He served the Company and its subsidiaries in various capacities from February 1988 to the present, including Chief Operating Officer of the Company from July 30, 1997 to December 31, 1997, President & General Manager of Glamis Rand Mining Company from December 1, 1995 to July 29, 1997 and prior to that as Vice President and General Manager of Chemgold, Inc. Both Glamis Rand Mining Company and Chemgold, Inc. are subsidiaries of the Company.

JAMES R. BILLINGSLEY is a director of the Company and was Vice-President in charge of corporate administration, a position he held from August 1986 to December 31, 1997, when he retired. Mr. Billingsley is currently a director of the following public companies: War Eagle Mining Company Inc., Great Western Gold Ltd., Pacific Amber Resources Ltd. and Uranium Power Corporation.

A. IAN S. DAVIDSON became a director of the Company in June of 1994. Mr. Davidson has been in the investment industry since 1969 and is currently a Vice-President of RBC Dominion Securities Inc. He has held this position with RBC Dominion Securities Inc. and its predecessor since February 1992.

JEAN DEPATIE became a director of the Company in December of 1997. Mr. Depatie has been President and Chief Executive Officer of Gold Hawk Resources Inc. since May 1997. Prior thereto he was President and Chief Executive Officer of Cambiex Exploration from August 1995 to April 1997 and President & Chief Executive Officer of Louvem Mines Inc. from February 1993 to August 1995. Mr. Depatie is currently a director of the following public companies: Freewest Resources Canada Inc., Novacort Inc., Richmont Mines Inc. and Louvem Mines Inc.

LEONARD HARRIS became a director of the Company in April of 1999. Mr. Harris was Chairman of the Company's International Advisory Board from December 12, 1997 to April 28, 1999 when the Committee was abandoned. He is President of B&H Mine Services (Peru), and serves as a director of Sociedad Minera Berenguela (Peru) and Resource Development Inc. (U.S.A.). He held various positions with Newmont Mining Company and its subsidiaries including Vice President-Newmont Gold Company, President & General Manager-Newmont Peru, Vice President & General Manager-Newmont Latin America and General Manager-Minera Yanacocha until May 1995. Mr. Harris is currently a director of the following public companies:
Corriente Resources Inc., Alamos Minerals Ltd. and Solitario Resources Corporation.

KENNETH F. WILLIAMSON became a director of the Company in April of 1999. Mr. Williamson has been associated with the brokerage business as an investment banker for the last 20 years having held positions as Vice Chairman, Investment and Banking at Midland Walwyn/Merrill Lynch from 1993 until 1998. Since 1998 he has been an independent consultant. His main areas of concentration for the past 21 years have been mergers and acquisitions and the capital markets. He has focused his work in the financial services and natural resources industries in the U.S. and Europe. Mr. Williamson is currently a director of the following public companies: Blackrock Ventures Inc..

The Board of Directors met four times during the fiscal year ended December 31, 2000, and passed three resolutions by unanimous consent in writing during the period.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH SHAREHOLDER VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

VOTING FOR DIRECTORS

Under the Company Act (British Columbia) and the Articles of the Company, the seven nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by Shares present, in person or represented by proxy at the Meeting and entitled to vote, will be elected directors, if a quorum is present. In the election of directors, a withholding of a vote will have no effect on the election since only affirmative votes will be counted with respect to the election of directors. Voting at the meeting will, except where a poll is demanded by a member or proxyholder entitled to attend the Meeting, be by a show of hands.

COMPENSATION OF DIRECTORS

For the fiscal year ended December 31, 2000, each director of the Company was entitled to an annual remuneration of $8,000 payable quarterly for acting as a director and $1,000 for each meeting of the Board of Directors attended. In addition, each member of a committee received $500 for each committee meeting attended. Directors also receive share purchase options (see "Security Ownership by Directors and Executive Officers"). These share purchase options are granted at the discretion of the Corporate Compensation Committee whose current policy is to provide the Chairman 200,000 share purchase options and all outside directors 100,000 share purchase options. All share purchase options granted to directors are immediately exercisable. Subject to then existing circumstances, the policy of the Corporate Compensation Committee is to grant additional share purchase options in the same amounts to the directors upon their exercise of the options presently held.


                       CORPORATE GOVERNANCE AND COMMITTEES

The Toronto Stock Exchange (the "TSE") requires that every listed company incorporated in Canada or a province of Canada must disclose on an annual basis its approach to corporate governance. The Company has elected to incorporate the required disclosure in this Information Circular. The following disclosure was approved by the Board of Directors (the "Board") at a meeting held on February 12, 2001.

STEWARDSHIP OF THE COMPANY

The Board is empowered by the Company's Articles to manage, or supervise the management of the affairs and business of the Company. The Board performs this function through quarterly and special meetings and has delegated certain of its responsibilities to those committees described below under "Structure and Duties of Committees". In addition, the Board has established policies and procedures that limit the ability of management to carry out certain specific activities without the prior approval of the Board.

The planning process, related not only to current mining operations, but also to the acquisition and development of new properties or the acquisition of companies which control properties which are of interest to the Company, is of key importance to a corporation the size of the Company. The Board is actively involved in this planning process thereby carrying out its duty to take steps to increase shareholder value. The planning process in respect of current mining operations is accomplished through a yearly review and approval process wherein the Board reviews a rolling, five-year budget which is presented by management. The planning process with respect to the acquisition of properties or other companies is carried out by the full Board reviewing proposals brought to it by management. Outside consultants and professionals are engaged when required by the Board. All material acquisitions and material asset dispositions require approval of the Board.

The Board, as part of the planning process, has identified the principal risks associated with the Company's business and has taken steps to deal with them. The Board has adopted an Environmental Compliance Program that is administered by the Audit and Environment

Committee which reports to the Board on a quarterly basis, thereby enabling the Board to monitor the effectiveness of the Environmental Compliance Program.

The Board has delegated responsibility for communication with the public and the Company's shareholders to its President and Chief Executive Officer, Senior Vice-President Administration and Vice-President, Investor Relations. Procedures are in place to ensure proper dissemination of news releases and that shareholders who request information about the Company get it in a timely manner. In addition, the Board has adopted a Corporate Disclosure, Confidentiality and Insider Reporting Policy which sets out rules for the disclosure of corporate information, the obligation of directors, officers and employees of the Company to hold non-disclosed material information confidential and the trading and reporting of sales of shares of the Company.

The responsibility for monitoring the effectiveness of the Company's internal financial information systems has been delegated to the Company's Chief Financial Officer who reports to the Board on a quarterly basis. The duty of monitoring the technical affairs of the Company falls on the President and Chief Executive Officer who is a member of the Board.

The Board does not have in place formal programs for succession of management and training of management. Due to the size of the Company, management personnel who are already trained are engaged as required to fill vacancies.

CONSTITUTION OF THE BOARD

The Board is currently comprised of 7 persons of which the 5 directors who are not officers or employees of the Company are "unrelated directors" and as such are independent from management. The remaining 2 members on the Board are the non-executive Chairman of the Board, who is not an employee of Company, and the President & Chief Executive Officer of the Company, who is an employee of Company. Accordingly, a majority of the members of the Board are unrelated to management and as such the Board is in a position to act independently from management.

During the last fiscal year, each member of the Board attended at least 75% of all meetings of the Board and all applicable committee meetings.

STRUCTURE AND DUTIES OF COMMITTEES

THE BOARD HAS ESTABLISHED THE FOLLOWING COMMITTEES WHICH HAVE THE DUTIES DESCRIBED BELOW:

         AUDIT AND ENVIRONMENT COMMITTEE

The Company's Audit and Environment Committee (referred to in this Information Circular as the "Audit Committee") is comprised of A. Ian S. Davidson, Kenneth
F. Williamson, James R. Billingsley and Jean Depatie, all of whom are independent of management. The Audit Committee has both audit and environmental functions. In carrying out its audit function, the Committee reviews audits, considers the adequacy of the audit procedures, recommends the appointment of independent auditors, reviews and approves professional services to be rendered by them and reviews fees for audit services. The Audit Committee met four times during the past fiscal year in carrying out its audit function. On August 4, 2000, the Board adopted and approved a charter for the Audit Committee to follow in carrying out its audit and financial review functions. The charter is attached hereto as Appendix A. The Board has determined that each member of the Audit Committee is "independent," as that term is used in Part 303.01 of the Listed Company Manual of the New York Stock Exchange.

The Audit Committee's environmental review function includes arranging for and reviewing the annual independent environmental audit of the Company's operations. The responsibility of the Committee is to ensure adherence to the Company's Environmental Compliance Program (the "Program"), to review the effectiveness of the Program and to ensure that environmental incidents are dealt with expeditiously. The Audit Committee met four times during the past fiscal year in carrying out its environmental function

         CORPORATE COMPENSATION COMMITTEE

The Company has a Corporate Compensation Committee whose current members are A. Dan Rovig, A. Ian S. Davidson, Leonard Harris and C. Kevin McArthur (as a non-voting member). All voting members of this Committee are independent of management. The function of the Corporate Compensation Committee is to review on an annual basis, the compensation paid to the Company's Directors, to review the performance and compensation paid to the Company's Executive Officers and to make recommendations on compensation to the Board. In addition, the Corporate Compensation Committee reviews annually the compensation plans for the Company's non-executive staff. The philosophy of the Corporate Compensation Committee is stated below under "Corporate Compensation Committee Report on Executive Compensation".

During the 12 months ended December 31, 2000 the Corporate Compensation Committee met two times.

         CORPORATE GOVERNANCE COMMITTEE

The Company's Corporate Governance Committee is comprised of James R. Billingsley, Leonard Harris and Kenneth F. Williamson, all of whom are independent of management. The Corporate Governance Committee has been given the responsibility of developing and recommending to the Board the Company's approach to corporate governance. This Committee has had a Directors' Manual prepared and distributed to all directors to assist members of the Board in carrying out their duties. The Corporate Governance Committee also reviews with management all rules and policies applicable to governance of the Company to assure that the Company remains in full compliance with such requirements. The Corporate Governance Committee met two times during the past fiscal year.

         NOMINATING COMMITTEE

The Board has established a Nominating Committee that has been assigned the responsibility for recommending and attracting Board members. This Committee is comprised of Jean Depatie, A. Dan Rovig and C. Kevin McArthur, the President and Chief Executive Officer of the Company. A majority of the members of this Committee are independent of management. Though the TSE guidelines on corporate governance recommend that the Nominating Committee be comprised entirely of non-management directors, the Board has determined that the input of the President and Chief Executive Officer on the Nominating Committee is helpful to the Committee in evaluating nominees for the position of Director.

While the Company does not have a formal procedure for assessing and evaluating the effectiveness of the members of the Board and its committees, this function is carried out by the Nominating Committee on an annual basis when evaluating and recommending persons as nominees for the position of Director of the Company. The Nominating Committee met once during the past fiscal year.

The Company Act (British Columbia) requires that the Company, not less than 56 days before it holds a general meeting at which a director is to be elected, publish an advance notice of the meeting that, among other things, invites written nominations for directors signed by members holding in the aggregate not less than 10% of the Shares having the right to vote at the meeting. If a nomination is received, the information concerning the nominee required to be furnished in this Information Circular is to be included with management's list of nominees. The required notice was published on March 7, 2001.


                             EXECUTIVE COMPENSATION

REMUNERATION OF MANAGEMENT AND OTHERS

During the Company's fiscal year ended December 31, 2000 the aggregate remuneration paid or payable to the directors and all executive officers of the Company and its subsidiaries (all of whose financial statements are consolidated with those of the Company) was $973,466.

Under an existing policy of insurance, the Company is entitled to be reimbursed for indemnity payments it is required or permitted to make to directors and officers. The directors and officers of the Company as individuals are insured for losses arising from claims against them for certain acts, errors or omissions. The policy provides a maximum coverage in any one policy year of $10 million for each claim. The annual premium which is payable during the current fiscal year is Cdn.$78,462. The premiums for the policy are not allocated between directors and officers as separate groups.

NAMED EXECUTIVE OFFICERS

Under applicable laws Mr. McArthur, Mr. Jeannes, Mr. Voorhees, Mr. Hyatt, and Ms. Maher are "Named Executive Officers" of the Company for the period ended December 31, 2000. The following disclosure is in respect of these individuals.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The table below shows the compensation paid to the Named Executive Officers for the past three fiscal years.


=================================================================================================================
                                    SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                                    Long Term
                                        Annual Compensation                       Compensation
-----------------------------------------------------------------------------------------------------------------
                                                                                      Awards
-----------------------------------------------------------------------------------------------------------------
                                                                                    Securities
                                                                                    Underlying
                                                                   Other Annual      Options/       All Other
                                             Salary      Bonus     Compensation    SARs Granted    Compensation
Name and Principal Position      Year         ($)         ($)           ($)           (#)(2)           ($)
-----------------------------------------------------------------------------------------------------------------
C. Kevin McArthur             2000         240,000     30,000          Nil          100,000         13,500 (1)
President, Chief Executive    1999         240,000       Nil           Nil          200,000         12,800 (1)
Officer and Director          1998         182,500       Nil           Nil          100,000         13,500 (1)
-----------------------------------------------------------------------------------------------------------------
Charles A. Jeannes (3)        2000         200,000     20,000          Nil           50,000            Nil
Senior Vice-President         1999         137,949(5)    Nil           Nil          125,000         29,645 (4)
Administration, General
Counsel and Secretary
-----------------------------------------------------------------------------------------------------------------
James S. Voorhees (3)         2000         195,360       Nil           Nil           75,000            Nil
Vice-President, Operations,   1999         105,000(5)    Nil           Nil          100,000         90,208 (4)
and Chief Operating Officer
-----------------------------------------------------------------------------------------------------------------
Cheryl S. Maher (3)           2000         133,046       Nil           Nil           40,000            Nil
Vice-President Finance,       1999          79,414(5)    Nil           Nil          100,000            Nil
Chief Financial Officer and
Treasurer
-----------------------------------------------------------------------------------------------------------------
David L. Hyatt (3)            2000         120,000     20,000          Nil           40,000            Nil
Vice-President, Investor      1999         115,680(5)    Nil           Nil          100,000         24,972 (4)
Relations
=================================================================================================================

Notes:

(1) Includes a fee of $8,000 paid annually to the Named Executive Officer in his capacity as a director of the Company and fees of $1,000 for each meeting of the Board attended and of $500 for each committee meeting attended.

(2) The Table lists share purchase options ("Options") granted during the noted fiscal year. The Named Executive Officers of the Company are not entitled to receive share appreciation rights ("SAR") under the Company's Share Appreciation Rights Plan. Grants of Options under the Company's Incentive Share Purchase Option Plan are generally made for a 5-year period at the closing price as published by the TSE on the date prior to the date of grant. The Corporate Compensation Committee of the Board determines which Executive Officers and directors of the Company are to receive Options, the exercise price of the Options, and restrictions, if any, which are to attach to the right to exercise Options. The employment contracts of the Named Executive Officers provide that they are entitled to be granted Options in respect of a stated number of Shares. If a Named Executive Officer has his employment with the Company terminated without cause, any outstanding Options will remain in effect for a period which is the shorter of the time to the expiration of the share purchase option and up to 24 months from the time of termination of employment.

(3)      The Named Executive Officers were not Executive Officers in 1998.

(4)      The amounts represent reimbursement of relocation expenses.

(5)      The stated compensation is for part of the year.

LONG-TERM INCENTIVE PLAN AND RESTRICTED STOCK AWARDS

No long-term incentive plan awards or awards of restricted stock were made to the Named Executive Officers during the Company's most recently completed financial year.

OPTIONS GRANTED TO THE NAMED EXECUTIVE OFFICERS

Share purchase options granted during the financial year ended December 31, 2000 to the Named Executive Officers, pursuant to the Company's Incentive Share Purchase Option Plan, are as follows:


---------------------------------------------------------------------------------------------------------------------
                                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------
                      Securities
                      Under      % of Total                     Market Value of                 Potential
                      Options/   Options/SARs                   Securities                      Realizable Value at
                      SARs       Granted to                     Underlying                      Assumed Annual
                      Granted    Employees                      Options on the                  Rates of Stock
                      (1)        in Fiscal     Exercise Price   Date of Grant     Expiration    Price Appreciation
Name                  (#)        Year          (Cdn$/Security)  (Cdn$/Security)   Date          for Option Term
---------------------------------------------------------------------------------------------------------------------
                                                                                                   5%         10%
                                                                                                 (Cdn$)     (Cdn$)
---------------------------------------------------------------------------------------------------------------------

C. Kevin McArthur     100,000        20.6%          3.00              3.00        May 2, 2005    83,000     183,000
---------------------------------------------------------------------------------------------------------------------
Charles A. Jeannes     50,000        10.3%          3.00              3.00        May 2, 2005    41,500      91,500
---------------------------------------------------------------------------------------------------------------------
James S. Voorhees      75,000        15.5%          3.00              3.00        May 2, 2005    62,250     137,250
---------------------------------------------------------------------------------------------------------------------
David L. Hyatt         40,000         8.2%          3.00              3.00        May 2, 2005    33,200      73,200
---------------------------------------------------------------------------------------------------------------------
Cheryl S. Maher        40,000         8.2%          3.00              3.00        May 2, 2005    33,200      73,200
---------------------------------------------------------------------------------------------------------------------

Notes

(1) The grants are in respect of Shares of the Company. No SARs were granted to the Named Executive Officers.

No share purchase options were exercised by the Named Executive Officers during the fiscal year ended December 31, 2000.

EMPLOYMENT AGREEMENTS BETWEEN THE COMPANY AND THE NAMED EXECUTIVE OFFICERS

By an agreement dated January 1, 2000, Mr. C. Kevin McArthur was engaged by the Company to act as its President & Chief Executive Officer. The agreement has a month-to-month term subject to certain termination provisions. If Mr. McArthur is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with two times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $240,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan (see Note 2 to the "Summary Compensation Table").

By an Agreement dated January 1, 2000, Mr. Charles A. Jeannes was engaged by the Company to act as its Senior Vice-President Administration, General Counsel and Secretary. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Jeannes' employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with two times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $200,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

By an Agreement dated January 1, 2000, Mr. James S. Voorhees was engaged by the Company to act as its Vice-President, Operations and Chief Operating Officer. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Voorhees' employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with two times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $200,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

By an Agreement dated January 1, 2000, Mr. David L. Hyatt was engaged by the Company to act as its Vice-President, Investor Relations. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Hyatt's employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with the annual salary in force at the date of termination and the cash value of 12 months of full benefit coverage. The current salary under the Agreement is $120,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

By an Agreement dated March 1, 2000, Ms. Cheryl S. Maher was engaged by the Company to act as its Vice-President, Finance, Chief Financial Officer and Treasurer. The Agreement has a month-to-month term subject to certain termination provisions. If Ms. Maher's employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, she will be paid any remuneration due through the date of termination together with the annual salary in force at the date of termination and the cash value of 12 months of full benefit coverage. The current salary under the Agreement is $135,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

No funds were set aside or accrued by the Company during the year ended December 31, 2000 to provide pension, retirement or similar benefits for directors or executive officers of the Company pursuant to any existing plan.


                                     REPORTS

CORPORATE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's Corporate Compensation Committee, comprised of Messrs. A. Ian S. Davidson, Leonard Harris and A. Dan Rovig as voting members and C. Kevin McArthur as a non-voting member, reviews the compensation of the Company's executive officers annually.

It is the policy of the Committee to compensate the Company's executive officers by both direct remuneration and entitlement to share purchase options. To date, the Committee has not established any compensation criteria related to individual or corporate performance other than that compensation in the form of share purchase options, which is in excess of the amounts stated in employment contracts, is tied in part to individual and corporate performance.

The Committee also reviews the compensation paid to directors of the Company. The compensation paid to the directors is based on the Committee's analysis of the time and efforts devoted by the Directors to the meetings and affairs of the Company, as well as various surveys of compensation paid to directors of other public companies of a similar size to the Company in the metals and mining industry. In addition, Directors are entitled to receive share purchase options under the Company's Incentive Share Purchase Option Plan. The Committee's current policy is to provide the Chairman 200,000 share purchase options and all outside directors 100,000 share purchase options. All share purchase options granted to directors are immediately exercisable. Subject to then existing circumstances, the policy of the Corporate Compensation Committee is to grant additional share purchase options in the same amounts to the directors upon their exercise of the options presently held.

The Committee has specifically reviewed several factors in determining on an annual basis the total compensation payable to the President and Chief Executive Officer. In particular, the Committee reviews publicly available data and data provided by independent third parties regarding compensation paid to Chief Executive Officers of other public companies of a similar size to the Company in the metals and mining industry. Additionally, the Committee considers the specific performance of the Chief Executive Officer during the proceeding year, including generally the performance of the Company as a whole as measured by its financial performance, operational performance and specific strategic achievements.

         CORPORATE COMPENSATION COMMITTEE

         A. Ian S. Davidson          Leonard Harris          A. Dan Rovig

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Davidson, Harris, McArthur and Rovig comprise the Company's Corporate Compensation Committee. Mr. Rovig currently serves as Chairman of the Board of Directors of the Company and Mr. McArthur, who is a non-voting member of the Committee, is the Company's President and Chief Executive Officer.


AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999 and the related consolidated statements of operations, retained earnings (deficit) and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         REVIEW WITH MANAGEMENT

The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

         REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

         CONCLUSION

Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the United States Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

         A. Ian S. Davidson
         Kenneth F. Williamson
         James R. Billingsley
         Jean Depatie



                               PERFORMANCE GRAPHS


THE TORONTO STOCK EXCHANGE

The following chart compares the market performance of the Company's shares in Canadian dollars on The Toronto Stock Exchange ("TSE") as compared to the TSE gold and silver index and the TSE 300 index. The TSE is the principal trading market for Shares of the Company outside of the United States.

                             TORONTO STOCK EXCHANGE

                          1995      1996      1997      1998      1999     2000
Glamis                    100      109.36     61.44      32.7     27.06    27.06
TSE Gold                  100      108.54     61.26     56.86     46.82    41.68
TSE 300                   100      125.74    142.13     137.6     178.5   189.53


NEW YORK STOCK EXCHANGE

The following chart compares the market performance of the Company's shares in U.S. dollars on the New York Stock Exchange ("NYSE") as compared to the MG Group Index (an index comprised solely of gold mining companies) and the NYSE Market index.


                             NEW YORK STOCK EXCHANGE

                          1995      1996      1997      1998      1999     2000
Glamis Gold Ltd.         100.00     88.03     47.38     23.69     22.90    19.75
MG Group Index           100.00    103.67     65.19     52.87     59.71    48.10
NYSE Market Index        100.00    135.86    178.74    212.69    232.90   238.45

                             APPOINTMENT OF AUDITORS

KPMG LLP, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, will be nominated at the Meeting at a remuneration to be fixed by the directors. KPMG LLP have been the auditors of the Company since March 11, 1986.

It is anticipated that a representative of KPMG LLP will be in attendance at the Meeting and will be given an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH SHAREHOLDER VOTE FOR THE APPOINTMENT OF KPMG LLP AS AUDITOR OF THE COMPANY FOR THE ENSUING YEAR.

AUDIT FEES

During the fiscal year ended December 31, 2000, the aggregate fees billed by KPMG LLP for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was Cdn.$382,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

During the fiscal year ended December 31, 2000, there were no fees billed by KPMG LLP for information technology consulting services.

ALL OTHER FEES

During the fiscal year ended December 31, 2000, the aggregate fees billed by KPMG LLP for professional services other than audit fees was Cdn.$221,980 and U.S.$414,981.

The Audit Committee has determined the rendering of all other non-audit services by KPMG LLP is compatible with maintaining the auditors independence.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To the knowledge of management of the Company, no director or executive officer of the Company or nominee for election as a director of the Company or any security holder known to the Company to own of record or beneficially more than 5% of the Company's outstanding shares or any member of the immediate family of any of the foregoing persons had any interest in any material transaction during the year ended December 31, 2000, or has any interest in any material transaction in the current year.


                                  ANNUAL REPORT

The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2000, which includes audited consolidated financial statements, will be mailed to Shareholders contemporaneously herewith, but such Annual Report is not incorporated in the Information Circular (Proxy Statement) and is not deemed to be a part of the proxy-soliciting material.

                              SHAREHOLDER PROPOSALS

If any Shareholder desires to present a proposal for action at the Company's annual general meeting to be held in the year 2002, such proposal must be received by the Company at its principle executive offices prior to November 1, 2001 in order for it to be considered for possible inclusion in the Information Circular (Proxy Statement) and form of proxy relating to such meeting.


              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the United States Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10% of a class of the Company's securities registered under the Exchange Act to file reports of ownership and changes of ownership with the United States Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, the Company believes that during the last fiscal year, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.


                                    FORM 10-K

The Company's Annual Report for the year ended December 31, 2000, on Form 10-K, filed with the SEC and the securities administrators of Canada in lieu of filing an Annual Information Form, including the financial statements and schedules thereto, can be obtained, without charge, by sending a written request to Charles A. Jeannes, Senior Vice-President, Administration of the Company, at 5190 Neil Road, Suite 310, Reno, Nevada U.S.A., 89502.


                                  OTHER MATTERS

Management knows of no other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.

                                                                  March 12, 2001

BY ORDER OF THE BOARD


(SIGNED) "C. KEVIN MCARTHUR"
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   APPENDIX A

                                GLAMIS GOLD LTD.

                                 AUDIT COMMITTEE
                                     CHARTER


THIS CHARTER SHALL GOVERN THE ACTIVITIES OF THE AUDIT & ENVIRONMENT COMMITTEE OF THE BOARD OF DIRECTORS OF GLAMIS GOLD LTD., WHEN AND TO THE EXTENT THAT SAID COMMITTEE IS CARRYING OUT ITS AUDIT AND FINANCIAL REVIEW FUNCTIONS.

I.    COMMITTEE PURPOSES

The essential functions of the Audit Committee (the "Committee") in assisting the Board of Directors in fulfilling its oversight responsibilities are to review (a) the financial reports and other financial information provided by the Corporation to governmental entities and the public; the Corporation's systems of internal controls regarding finance, accounting, internal audit, legal compliance and ethics that the Corporation's management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally, (b) the procedures of the Corporation and its subsidiaries regarding the appointment of the independent public accountants, and the scope of and fees for their audits, and (c) any and all related party agreements and arrangements between the Corporation and its affiliates and any disputes that may arise thereunder. The Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditors.

o Provide an open avenue of communication among the independent accountants, the Corporation's financial and senior management and the Board of Directors.

o     Review and appraise the fairness of related party transactions.

II.   COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an Independent Director, as described in Section V of this Charter, and otherwise free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices including the ability to read and understand fundamental financial statements, including the balance sheet, income statement, and statement of cash flows.

At least one member of the Committee shall have accounting or related financial expertise. Financial expertise includes past employment experience in finance, banking, or accounting; requisite professional certification in accounting; or prior comparable experience, such as being or having been charged with financial oversight responsibilities, which results in the member's financial sophistication.

The Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may designate a Chair by majority vote of the full Committee membership

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with management quarterly to review the Corporation's financial statements as described in Section IV.3, below, and the Committee or a designated member of the Committee should meet or discuss the quarterly financials with the independent accountants on a quarterly or other periodic basis as the Committee may deem appropriate.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfil its responsibilities and duties the Committee shall:


DOCUMENTS/REPORTS REVIEW

1. Review this Charter at least annually for adequacy and update its provisions, as conditions dictate.

2. Review with the Corporation's financial management and the independent accountants the Corporation's annual financial statements, and the financial statements included in the Form 10K, the Annual Report and any other annual reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with the Corporation's financial management and, if deemed appropriate by the Committee, with the independent accountants, the Corporation's quarterly financial statements, prior to its filing with any governmental body and prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.


INDEPENDENT ACCOUNTANTS

4. Recommend to the Board on the nomination of the independent accountants for the Corporation stockholders' approval, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. The Committee is to require the independent accountants to submit to the Committee on a periodic basis (at least annually) a formal written statement delineating all relationships between the independent accountant and the Corporation. On an annual basis, to review and discuss with the independent accountants all relationships the accountants have with the Corporation that might affect the independent accountants' objectivity and independence. The Committee shall recommend to the Board any action to take to ensure the independence of the independent accountant. The Committee is to advise the independent accountant that the independent accountant is ultimately accountable to the Board and the Committee, as representatives of the stockholders of the Corporation.

5. Review, evaluate, and report to the Board on the performance of the independent accountants, and when circumstances warrant, any proposed discharge of the independent accountants.

6. Periodically consult with the independent accountants out of the presence of the Corporation's management about internal controls and the completeness and accuracy of the financial statements.


FINANCIAL REPORTING PROCESS

7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

8. Consider the independent accountant's judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.


PROCESS IMPROVEMENT

10. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgements made in Corporation management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

LEGAL COMPLIANCE

14. Confirm that the Corporation's management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

15.   Review legal compliance matters with the Corporation's general counsel.

16. Review with the Corporation's general counsel any legal matter that the Committee understands could have a significant impact on the Corporation's financial statements.

17. Conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Board of Directors is authorized to retain independent counsel, accountants, or others to assist the Committee in the conduct of any investigation.

18. Perform any other activities, consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

RELATED PARTY TRANSACTIONS

19. Review for fairness to the Corporation and its subsidiaries, as applicable, proposed transactions or other arrangements between any affiliated or related party and either the Corporation or any of its subsidiaries, and recommend to the Board whether the transactions or other arrangements should be approved. As used herein, the term "related party" means any officer, director or shareholder holding a greater than 5% interest in the Corporation, or any entity in which any such person has a financial interest.

20. Review and make recommendations to the Board regarding any dispute between any affiliated or related party and either or both the Corporation and its subsidiaries.

LIMITATION OF RESPONSIBILITY

21. While the Audit Committee has the responsibilities and powers provided by this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant. Similarly, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountant, or to assure compliance with laws, regulations or the Corporation's Code of Professional Conduct.

V.    INDEPENDENCE OF DIRECTORS

o For purposes of this Charter, a director is deemed to be an Independent Director according to the following requirements:

o A director who is an employee (including non-employee executive officers) of the Corporation, its subsidiaries, or any of its affiliates may not serve on the Committee until three years following termination of employment. "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

o A director who is a partner, controlling shareholder, or executive officer of a for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investment's in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years is not considered to be independent. This restriction does not apply if the director has terminated his or her relationship with the organization more then three years preceding appointment to the Committee. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting, and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer, or employee of an organization that has such a relationship.

o A director who has, or within the preceding three years has had, a direct business relationship with the Corporation may serve on the Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment.

o A director who is employed as an executive of another corporation where any of the Corporation's executives serves on that corporation's compensation committee may not serve on the Committee.

o A director who is an immediate family member of an individual who is, or who was during the preceding three years an executive officer of the Corporation or any of its affiliates, may not serve on the Committee. "Immediate family" includes a person's spouse, parent, children, siblings, in-laws and anyone (other than employees) who shares such person's home.

                                   APPENDIX B



                                GLAMIS GOLD LTD.
                            5190 NEIL ROAD, SUITE 31
                            RENO NEVADA, U.S.A. 89502
                  TELEPHONE: (775) 827-4600 FAX: (775) 827-6992

                                    P R O X Y

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 3, 2001.

The undersigned hereby appoints A. DAN ROVIG, Chairman of the Board of Directors of the Company, or failing him, C. KEVIN MCARTHUR, President and Chief Executive Officer of the Company, or instead of either of the foregoing, (insert name) _________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at The Fairmont Royal York Hotel, 100 Front Street West, Toronto, Ontario, on May 3, 2001, at 1:30 p.m., local time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.   ELECTION OF DIRECTORS

     The nominees proposed by management of the Company are:

     A. Dan Rovig                   Jean Depatie
     C. Kevin McArthur              Ian S. Davidson
     James R. Billingsley           Kenneth F. Williamson
     Leonard Harris

     Vote For [ ] the election of all nominees listed above (except those whose names the undersigned has deleted)

     Withhold Vote [ ]

     [                                                                 ]






     [                                                                 ]

     (Please advise the Company of any change of address)



2.   AUDITOR

     Vote For [ ] Withhold Vote [ ] on the resolution to appoint KPMG LLP, Chartered Accountants, as auditor of the Company at a remuneration to be fixed by the board of directors.

3. Upon any permitted amendment to or variation of any matter identified in the Notice of Annual General Meeting.

4.   Upon any other matter that properly comes before the Meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED: __________________________________________, 2001.


________________________________________________________
Signature of Shareholder


________________________________________________________
(Please print name here)

A PROXY WILL NOT BE VALID UNLESS THE COMPLETED, SIGNED AND DATED FORM OF PROXY IS DELIVERED TO THE OFFICE OF COMPUTERSHARE TRUST COMPANY OF CANADA BY FAX TO
(604)-683-3694 OR BY MAIL OR BY HAND TO 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE MEETING OR THE ADJOURNMENT THEREOF AT WHICH THE PROXY IS TO BE USED.

Any one of the joint holders of a share may sign a form of proxy in respect of the share but, if more than one of them is present at the meeting or represented by proxyholder, the one of them whose name appears first in the register of members in respect of the share, or that one's proxyholder, will alone be entitled to vote in respect thereof. Where the form of proxy is signed by a company, either its corporate seal must be affixed to the form of proxy or the form of proxy should be signed by the company under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the form of proxy.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN EITHER OF THE NOMINEES DESIGNATED IN THIS FORM OF PROXY, AND MAY DO SO BY INSERTING THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THIS FORM OF PROXY OR BY COMPLETING ANOTHER SUITABLE FORM OF PROXY.

The shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot, and where a choice with respect to a matter to be acted on is specified the shares will be voted on a ballot in accordance with that specification. This proxy confers discretionary authority with respect to matters, other than the election of directors and appointment of auditor, identified or referred to in the accompanying Notice of Annual Meeting for which no instruction is given, and with respect to other matters that may properly come before the Meeting. IN RESPECT OF A MATTER SO IDENTIFIED OR REFERRED TO FOR WHICH NO INSTRUCTION IS GIVEN, THE NOMINEES NAMED IN THIS PROXY WILL VOTE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF SUCH MATTER.